MULLER DATA CORPORATION
                           Financial Times Information








November 23, 1999




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:      EMPIRE STATE MUNICIPAL EXEMPT TRUST
         Guaranteed Series 132:  Post - Effective Amendment No. 3


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-10983, for the referenced Trust and acknowledge that Muller Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Guaranteed Series 132. Subsequently, we hereby consent to the reference of Muller Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolios of the Trust, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


/s/ Art Brasch
-------------------
Art Brasch
Vice President

     395 Hudson Street  -  New York, NY 10014-3622
     Ph. 212-807-3800      Fx. 212-989-1938

                             MULLER DATA CORPORATION
                           Financial Times Information





November 23, 1999




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:      EMPIRE STATE MUNICIPAL EXEMPT TRUST
         Series 138:  Post - Effective Amendment No. 2


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-10983, for the referenced Trust and acknowledge that Muller Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Series 138. Subsequently, we hereby consent to the reference of Muller Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolio of the Trust, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


/s/ Art Brasch
-------------------------
Art Brasch
Vice President

     395 Hudson Street  -  New York, NY 10014
     Ph. 212-807-3800      Fx. 212-989-1938

                             MULLER DATA CORPORATION
                           Financial Times Information






November 23, 1999




Glickenhaus & Co.
6 East 43rd Street
New York, New York  10017

Lebenthal & Co.
120 Broadway
New York, New York  10271


RE:      EMPIRE STATE MUNICIPAL EXEMPT TRUST
         Series 143:  Post - Effective Amendment No. 1


Gentlemen:

We have examined the post-effective Amendment to the Registration Statement, File No. 333-10983, for the referenced Trust and acknowledge that Muller Data Corporation is currently acting as the evaluator for the Empire State Municipal Exempt Trust Series 143. Subsequently, we hereby consent to the reference of Muller Data Corporation as Trust evaluator in the post-effective Amendment.

In addition, we confirm that the ratings of the bonds comprising the portfolio of the Trust, as indicated in the Amendment to the Registration Statement, are the ratings currently indicated in our Muniview data base.

You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

Sincerely,


/s/ Art Brasch
--------------------
Art Brasch
Vice President

     395 Hudson Street  -  New York, NY 10014
     Ph. 212-807-3800      Fx. 212-989-1938